As filed with the Securities and Exchange Commission on July 31, 1997.



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         Date of Report: July 17, 1997
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)

         Maryland                 333-26701                36-3953261
(State or other jurisdiction      (Commission File No.)    (IRS Employer
 of incorporation)                                         Identification No.)


                             2901 Butterfield Road
                          Oak Brook, Illinois  60521
                   (Address of Principal Executive Offices)

                                (630) 218-8000
              (Registrant's telephone number including area code)

                                      n/a

         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

Rivertree Court, Vernon Hills, Illinois

On July 17, 1997, the Company acquired a Neighborhood Retail Center located at 701 N. Milwaukee Avenue in Vernon Hills, Illinois known as Rivertree Court from JMB Income Properties, LTD., - XIII, an unaffiliated third party, for approximately $31,750,000. As part of the acquisition, the Company assumed the existing first mortgage loan of $15,700,000. The mortgage requires interest only payments at a rate of 10.03% per annum until the maturity date of January 1, 1999. The balance of the purchase price was funded using cash and cash equivalents. The purchase price was approximately $106.17 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Rivertree Court was built in 1988 and consists of three one-story, multi-tenant retail facilities aggregating 299,055 rentable square feet. As of July 17, 1997, Rivertree Court was 97% leased (100% leased if the master lease, which lasts for one year, is considered). In evaluating Rivertree Court as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although approximately 28% of the rentable square feet at Rivertree Court is leased to two tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. As part of the purchase, the Company received a $250,000 credit at close for any rent loss from current or anticipated vacancies. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements
to Rivertree Court  over  the  next  few  years.    Nevertheless, a substantial
portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Rivertree Court expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft

               1996                        90%                      $11.98

               1995                        99%                       11.50

               1994                        98%                       11.78

               1993                        97%                       11.75

               1992                        90%                       11.10

Tenants leasing more than 10% of the total square footage include Best Buy, an electronic and appliance chain, which leases 44,384 square feet, or approximately 15% of the rentable square feet and Plitt Theatres, a movie theater, which leases 40,000 square feet, or approximately 13% of the rentable square feet. The lease with Best Buy requires Best Buy to pay base rent equal to $8.78 per square foot per annum payable monthly until January 31, 2001, $9.48 per square foot per annum payable monthly until January 31, 2006 and $10.18 per square foot per annum payable monthly until January 31, 2011. The lease with Best Buy contains no option to renew. The lease with Plitt Theatres, requires Plitt Theatres to pay base rent equal to $18.00 per square foot per annum payable monthly until February 28, 1998, $20.00 per square foot per annum payable monthly until February 28, 2003 and $22.00 per square foot per annum payable monthly until February 28, 2008. The lease with Plitt Theatres contains two five year options to renew. If the first option is exercised, Plitt Theatres will be required to pay base rent equal to $22.00 per square foot per annum payable monthly until February 28, 2013. If the second option is exercised, Plitt Theatres will be required to pay base rent equal to $23.83 per square foot per annum payable monthly until February 28, 2018.

For federal income tax purposes, the Company's depreciable basis in Rivertree Court will be approximately $24,000,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Information regarding real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $607,457. The real estate taxes payable were calculated by multiplying Rivertree Court's assessed value by an equalizer of 1.0% and a tax rate of 7.422%.

On July 17, 1997, a total of 289,829 square feet was leased to forty-one tenants at Rivertree Court. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot

Cannine Design       1,196     04/1999    1/5 yr.     $ 23,322        $19.50

Offshore             1,196     10/2000       -          21,528         18.00

Susi Masa Restaurant 1,196     07/1998    1/5 yr.       21,528         18.00

Kuts 'N Play         1,081     03/2001   1/10 yr.       20,539         19.00

State Farm Ins.      1,000     03/1998       -          18,980         18.98

Great Clips          1,000     07/2000    1/5 yr.       19,000         19.00

Dan Howard Maternity 1,000     03/2000   1/10 yr.       16,500         16.50

Cafe Pyrenee's       3,000     06/2001    1/7 yr.       48,000         16.00

Silborne's Bakery    2,000     08/2001    1/8 yr.       45,320         22.66

                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot

Office Depot        26,555     01/2007   1/12 yr.      180,574          6.80

Old Country Buffet  10,400     12/2007       -          72,280          6.95

Harlem Furniture    15,140     06/2001    1/5 yr.      133,989          8.85

Crown Books          8,291     06/2001   1/13 yr.      107,783         13.00

Famous Footwear      5,600     04/1998   1/10 yr.       70,000         12.50

Peacock Restaurant   2,631     02/1999    1/8 yr.       46,043         17.50

Quizno's Classic
  Subs               1,950     09/1999    1/5 yr.       33,150         17.00

Jennifer Sofa Beds   2,318     12/2002   1/11 yr.       37,088         16.00

T.J. Maxx           25,020     04/2003   1/15 yr.      162.630          6.50

Eddie Z's            1,735     06/2002       -          43,375         25.00

Sizes Unlimited      4,942     03/1998       -          84,014         17.00

Spoke & Ski          4,942     01/2007       -         84,014          17.00

Karen's Hallmark     4,942     02/2004       -          69,188         14.00

Atlantis Bedrooms    4,942     01/2000   1/11 yr.       79,072         16.00

Petsmart            24,181     01/2012       -         312,902         12.94

Noodle Kidoodle     11,250     01/2006   1/11 yr.      157,500         14.00

Gino Bavaro Hair     2,246     05/1998       -          42,674         19.00

Golf Link            2,995     05/1999       -          44,925         15.00

Cyber Exchange       1,500     05/2002       -          24,750         16.50

Sara Lee Bakery      2,246     03/1999    1/5 yr.       34,701         15.45

Play It Again Sports 2,250     10/1997       -          32,625         14.50

Michael's Crafts    17,100     03/1998   1/10 yr.      171,000         10.00

Frame Art            1,800     05/1999    1/5 yr.       31,050         17.25

Best Buy            44,384     01/2011       -         389,692          8.78

                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot

Beauty and The Bead    800     06/2000       -          16,000         20.00

Cruise Center        1,000     03/1999       -          23,000         23.00

Ben & Jerry's        1,000     04/1998   1/10 yr.       31,000         31.00

Alphagraphics        2,000     11/2001       -          36,080         18.04

One Hour Moto Photo  1,000     01/2004    1/7 yr.       19,000         19.00

Tan Lines            1,000     11/2002    1/8 yr.       20,000         20.00

Currency Exchange    1,000     12/1998       -          20,000         20.00

Plitt Theatres      40,000     03/2008    2/5 yr.      720,000         18.00

Vacant               9,226


                                                                    Average      Percent of      Percent of
                                                                   Base Rent   Total Building    Annual Base
                         Approx. GLA    Annual Base               Per Square         GLA            Rent
              Number of  of Expiring      Rent of                 Foot Under     Represented   Represented by
Year Ending    Leases       Leases       Expiring   Total Annual   Expiring      by Expiring      Expiring
December 31,  Expiring   (square feet)    Leases    Base Rent (1)   Leases         Leases          Leases
   1997           1          2,250       $ 32,625    $3,551,487     $14.50           0.75%           0.92%

   1998           8         34,084        461,588     3,548,759      13.54          11.40           13.01

   1999           8         15,014        262,236     3,193,974      17.47           5.02            8.21

   2000           5          8,823        153,692     2,940,960      17.42           2.95            5.23

   2001           5         30,431        391,185     2,799,698      12.85          10.18           13.97

   2002           4          6,553        131,031     2,455,560      20.00           2.19            5.34

   2003           1         25,020        174,140     2,326,529       7.00           8.37            7.53

   2004           2          5,942         91,188     2,231,389      15.35           1.99            4.09

   2005           -            -             -        2,140,201        -              -               -

   2006           1         11.250        168.750     2,140,201      15.00           3.76            7.88


(1) No assumptions were made regarding the releasing  of  expired  leases.  It is the opinion of the Company's management that the space will be released at market rates.


The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Rivertree Court property, as of July 10, 1997, of $32,000,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Shorecrest Plaza, Racine, Wisconsin

On July 25, 1997, the Company acquired a Neighborhood Retail Center located at 3900 Erie Street in Racine, Wisconsin known as Shorecrest Plaza from Shorecrest Shopping Center, L.L.C., an unaffiliated third party, for approximately $5,956,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $65.32 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Shorecrest Plaza was built in 1977 and consists of a one-story, multi-tenant retail facility aggregating 91,272 rentable square feet. As of July 25, 1997, Shorecrest Plaza was 96% leased (100% leased if the master lease, which lasts for one year is considered). In evaluating Shorecrest Plaza as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although approximately 61% of the rentable square feet at Shorecrest Plaza is leased to two tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements
to Shorecrest Plaza  over  the  next  few  years.   Nevertheless, a substantial
portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Shorecrest Plaza expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot. The Seller acquired the property in 1996 and information for prior years was not available.

                           Occupancy Rate
                                as of
Year Ending                 December 31,        Effective Annual Rental
December 31,                of Each Year            Per Square Foot

  1996                           93%                     $7.47

Tenants leasing more than 10% of the total square footage include Schultz Savo Piggly-Wiggly, a grocery store, which leases 41,262 square feet, or approximately 45% of the rentable square feet and Wisconsin Health and Fitness, a health club, which leases 14,475 square feet or approximately 16% of the rentable square feet. The lease with Schultz Savo Piggly Wiggly requires Schultz Savo Piggly Wiggly to pay base rent equal to $6.50 per square foot per annum payable monthly until January 31, 2010. The lease with Schultz Savo Piggly Wiggly contains four options to renew, each for five years and at a base rent equal to $6.50 per square foot per annum payable monthly. The lease with Wisconsin Health and Fitness requires Wisconsin Health and Fitness to pay base rent equal to $6.00 per square foot per annum payable monthly until March 31, 1999, $6.25 per square foot per annum payable monthly until March 31, 2000, $6.50 per square foot per annum payable monthly until March 31, 2001, $6.75 per square foot per annum payable monthly until March 31, 2002, $7.00 per square foot per annum payable monthly until March 31, 2005 and $7.58 per square foot per annum payable monthly until March 31, 2007. The lease with Wisconsin Health and Fitness contains one option to renew for five years and requires Wisconsin Health and Fitness to pay base rent equal to $7.58 per square foot per annum payable monthly until March 31, 2010 and $8.00 per square foot per annum payable monthly until March 31, 2012.

For federal income tax purposes, the Company's depreciable basis in Shorecrest Plaza will be approximately $4,800,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1997 are $100,591.

On July 25, 1997, a total of 87,372 square feet was leased to thirteen tenants at Shorecrest Plaza. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.




                  Square Feet   Lease     Renewal     Current          Rent per
  Lessee            Leased      Ends      Option     Annual Rent       Square Ft

Mail Retail          1,366     01/2000       -        $ 13,114          $ 9.60

Lehman's Bakery        553     04/1998       -           6,083           11.00

H & R Block            720     04/1999       -           7,920           11.00

Masters of
  Movement Dan       2,160     12/2000       -          19,440            9.00

                  Square Feet   Lease     Renewal     Current          Rent per
  Lessee            Leased      Ends      Option     Annual Rent       Square Ft

Schultz Savo
  Piggly Wiggly     41,262     01/2010    4/5 yr.      268,203            6.50

Shorecrest Pharmacy  7,320     11/2002       -          58,560            8.00

Wisconsin Health
  and Fitness       14,475     04/2007    1/5 yr.       86,850            6.00

Main Moon Chinese
  Restaurant         1,725     11/2005       -          15,698             9.10

Touch of Elegance    1,300     07/2000    1/5 yr.       13,299            10.23

Struck Brothers Inc. 2,466     01/2006       -          21,578             8.75

M & M Shorecrest
  Liquor             2,258     04/2000       -          18,064             8.00

Sports Physical
  Therapy            3,900     07/2000    1/5 yr.       45,786            11.74

Planet Video of
  Racine             7,867     08/2000    1/4 yr.       78,670            10.00

Foto Haus              -       01/2000       -           1,500         1,500.00

Vacant*              3,900

   *Master leased until April of 1998.


                                                                    Average      Percent of      Percent of
                                                                   Base Rent   Total Building    Annual Base
                         Approx. GLA    Annual Base               Per Square         GLA            Rent
              Number of  of Expiring      Rent of                 Foot Under     Represented   Represented by
Year Ending    Leases       Leases       Expiring   Total Annual   Expiring      by Expiring      Expiring
December 31,  Expiring   (square feet)    Leases    Base Rent (1)   Leases         Leases          Leases
  1997           -             -             -        $651,822         -              -               -

  1998           1             553       $  6,083      666,155      $ 11.00         0.18%            0.91%

  1999           1             720          8,280      665,903        11.50         0.24             1.24

  2000           6          18,671        203,778      677,746        10.91         6.24            30.52

  2001           1             -            1,500      468,252     1,500.00         0.00             0.32

  2002           1           7,320         65,880      471,062         9.00         2.45            13.99



                                      -8-



                                                       Average    Percent of     Percent of
                                                      Base Rent Total Building   Annual Base
           Approx. GLA    Annual Base                Per Square       GLA           Rent
Number of  of Expiring      Rent of                  Foot Under   Represented  Represented by
Year Ending   Leases        Leases       Expiring   Total Annual   Expiring      by Expiring      Expiring
December 31, Expiring    (square feet)    Leases    Base Rent (1)   Leases         Leases          Leases

  2003           -             -             -         409,516         -              -               -

  2004           -             -             -         410,255         -              -               -

  2005           1           1,725         15,698      410,995         9.10         0.58             3.82

  2006           1           2,466         26,534      399,681        10.76         0.82             6.64


(1) No assumptions were made regarding the releasing  of  expired  leases.  It is the opinion of the Company's management that the space will be released at market rates.


The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Shorecrest Plaza property, as of June 25, 1997, of $6,000,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Item 5. Other Events

The Company's Board has approved an increase in Distributions, beginning August 1, 1997, from the current level of $.85 per Share to $.87 per Share.

Item 7. Financial Statements and Exhibits


                         Index to Financial Statements
                                                                        Page


Independent Auditors' Report........................................   F-1

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1996 of Rivertree Court.............   F-2

Notes to Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1996 of Rivertree Court....   F-3

Independent Auditors' Report........................................   F-5

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1996 of Shorecrest Plaza............   F-6

Notes to Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1996 of Shorecrest Plaza...   F-7

Pro Forma Balance Sheet (unaudited) at March 31, 1997...............   F-9

Notes to Pro Forma Balance Sheet (unaudited) at March 31, 1997......   F-11

Pro Forma Statement of Operations (unaudited) of the Company
for the year ended March 31, 1997...................................   F-16

Notes to Pro Forma Statement of Operations (unaudited) for
the year ended March 31, 1997.......................................   F-18

Pro Forma Statement of Operations (unaudited) of the Company
  for the year ended December 31, 1996..............................   F-21

Notes to Pro Forma Statement of Operations (unaudited) for the
year ended December 31, 1996........................................   F-23

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Inland Real Estate Corporation
                                                          (Registrant)



                                                 By:    /s/  Kelly Tucek

                                                 Kelly Tucek
                                                 Chief Financial and Accounting
                                                 Officer


Date: July 31, 1997

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Rivertree Court Shopping Center for the year ended December 31, 1996. This Historical Summary is the responsibility of the management of the Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. It is not intended to be a complete presentation of Rivertree Court Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                          KPMG Peat Marwick LLP



Chicago, Illinois
July 14, 1997

                        Rivertree Court Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996




Gross income:
  Base rental income.............................. $3,233,884
  Operating expense and real estate
    tax recoveries................................  1,121,942
  Other income....................................     27,365
                                                   -----------
  Total Gross Income.............................. $4,383,191
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    749,542
  Operating expenses..............................    221,715
  Management fees.................................    100,897
  Utilities.......................................     83,668
  Insurance.......................................     52,090
                                                   -----------
  Total direct operating expenses................. $1,207,912
                                                   -----------
Excess of gross income over direct
  operating expenses.............................. $3,175,279
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                        Rivertree Court Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


1.  Business

    Rivertree Court Shopping Center (Rivertree Court) is located in Vernon Hills, Illinois. It consists of approximately 297,000 square feet of gross leasable area and was 90% leased and occupied at December 31, 1996. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Rivertree Court from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Rivertree Court's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Rivertree Court to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Rivertree Court leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Rivertree Court is reimbursed for common area, real estate, and insurance costs. Real estate tax recoveries reflected in the Historical Summary include amounts for 1996 real estate tax expense for which the tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $78,267 for the year ended December 31, 1996.

                        Rivertree Court Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1996 are as follows:

                                 Year         Amount

                                1997        $ 3,240,935
                                1998          2,819,999
                                1999          2,444,952
                                2000          2,252,172
                                2001          2,063,932
                              Thereafter     11,865,994
                                            ------------
                                            $24,687,894
                                            ============


4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Rivertree Court. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Historical Summary.

    Rivertree Court has not received its final real estate tax bill for 1996. Real estate tax expense is estimated based upon bills for 1995. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Rivertree Court is managed by an affiliate of the Seller pursuant to the terms of a management agreement for an annual fee of 3% of rental income (as defined). Subsequent to the sale of Rivertree Court (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Shorecrest Plaza Shopping Center for the year ended May 31, 1997. This Historical Summary is the responsibility of the management of the Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Shorecrest Plaza Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Shorecrest Plaza Shopping Center for the year ended May 31, 1997, in conformity with generally accepted accounting principles.



            KPMG Peat Marwick LLP



Chicago, Illinois
June 19, 1997

                       Shorecrest Plaza Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                            Year ended May 31, 1997




Gross income:
  Base rental income.............................. $  601,514
  Operating expense and real estate
    tax recoveries................................    167,936
                                                   -----------
  Total Gross Income..............................    769,450
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    111,445
  Operating expenses..............................     46,457
  Management fees.................................     33,834
  Utilities.......................................     10,362
  Insurance.......................................      4,229
                                                   -----------
  Total direct operating expenses.................    206,327
                                                   -----------
Excess of gross income over direct
  operating expenses.............................. $  563,123
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                       Shorecrest Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                            Year ended May 31, 1997


1.  Business

    Shorecrest Plaza Shopping Center (Shorecrest Plaza) is located in Racine, Wisconsin. It consists of approximately 91,000 square feet of gross leasable area and was approximately 93% leased and occupied at May 31, 1997. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Shorecrest Plaza from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Shorecrest Plaza's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Shorecrest Plaza to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Shorecrest Plaza leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Shorecrest Plaza is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1996 and 1997 expenses for which the tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the provisions of the leases. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $70,690 the year ended May 31, 1997.

                       Shorecrest Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                            Year ended May 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at May 31, 1997 are as follows:

                                 Year         Amount

                                1998        $   643,824
                                1999            648,105
                                2000            594,760
                                2001            538,520
                                2002            535,430
                              Thereafter      2,409,914
                                            ------------
                                            $ 5,370,553
                                            ============


4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Shorecrest Plaza. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Historical Summary.

    Shorecrest Plaza has not received its final real estate tax bill for 1997. Real estate tax expense is estimated based upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Shorecrest Plaza is managed pursuant to the terms of a management agreement for an annual fee of 5% of gross revenues (as defined). Subsequent to the sale of Shorecrest Plaza (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                        Inland Real Estate Corporation
                            Pro Forma Balance Sheet
                                March 31, 1997
                                  (unaudited)


The following unaudited Pro Forma Balance Sheet of the Company is presented to give effect to the acquisitions of the properties indicated in Note B of the Notes to the Pro Forma Balance Sheet as though these transactions occurred March 31, 1997. This unaudited Pro Forma Balance Sheet should be read in conjunction with the March 31, 1997 Financial Statements and the notes thereto as included herein.

This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1997, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                            Inland Real Estate Corporation
                                Pro Forma Balance Sheet
                                    March 31, 1997
                                      (unaudited)


                                                             March 31,
                                 March 31,                     1997
                                   1997        Pro Forma     Pro Forma
                               Historical(A) Adjustments(B) Balance Sheet
                               ------------- ------------- --------------
Assets
------
Net investment in
  properties.................. $121,755,366    95,747,900   217,503,266
Cash and cash equivalents.....   22,647,158          -       22,647,158
Restricted cash...............    1,117,333          -        1,117,333
Accounts and rents
  receivable..................    2,666,872     1,983,862     4,650,734
Other assets..................    3,323,680          -        3,323,680
                               ------------- ------------- -------------
Total assets.................. $151,510,409    97,731,762   249,242,171
                               ============= ============= =============

Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and accrued
  expenses.................... $  1,318,463          -        1,318,463
Accrued real estate taxes.....    3,134,066     2,131,743     5,265,809
Distributions payable (C).....      749,856          -          749,856
Security deposits.............      320,966        85,612       406,578
Mortgages payable.............   53,182,067    15,700,000    68,882,067
Unearned income...............      375,570          -          375,570
Due to Affiliates.............      247,191          -          247,191
                               ------------- ------------- -------------
Total liabilities.............   59,328,179    17,917,355    77,245,534
                               ------------- ------------- -------------
Common Stock (D)..............      108,280        92,807       201,087
Additional paid in capital
  (net of Offering costs) (D).   94,623,475    79,721,600   174,345,075
Accumulated distributions in
  excess of net income........   (2,549,525)         -       (2,549,525)
                               ------------- ------------- -------------
Total Stockholders' equity....   92,182,230    79,814,407   171,996,637
                               ------------- ------------- -------------
Total liabilities and
  Stockholders' equity........ $151,510,409    97,731,762   249,242,171
                               ============= ============= =============





                  See accompanying notes to pro forma balance sheet.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                                March 31, 1997
                                  (unaudited)

(A) The March 31, 1997 Historical column represents the historical balance sheet as presented in the unaudited March 31, 1997 10-Q as filed with the SEC.

(B) The following pro forma adjustment relates to the acquisition of the subject properties as though they were acquired on March 31, 1997. The terms are described in the notes that follow.


                                        Pro Forma Adjustments
                         --------------------------------------------------
                            Niles
                          Shopping      Cobblers     Mallard     Ameritech
                           Center         Mall         Mall        Outlot
                         ------------ ------------ ------------ -----------
Assets
------
Net investment in
  properties............ $ 3,280,000   10,953,000    8,099,900    1,050,000
Accounts and rents
  receivable............     154,001      493,734      397,602        6,941
                         ------------ ------------ ------------ ------------
Total assets............ $ 3,434,001   11,446,734    8,497,502    1,056,941
                         ============ ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................. $   154,001      542,971      429,322  $    6,941
Security deposits.......      14,250         -            -           -
                         ------------ ------------ ------------ -----------
Total liabilities.......     168,251      542,971      429,322       6,941
                         ------------ ------------ ------------ -----------
Common Stock............       3,797       12,679        9,382       1,221
Additional paid in capital
  (net of Offering
  Costs)................   3,261,953   10,891,084    8,058,798  $1,048,779
                         ------------ ------------ ------------ -----------
Total Stockholders'
  equity................   3,265,750   10,903,763    8,068,180   1,050,000
                         ------------ ------------ ------------ -----------
Total liabilities and
  Stockholders' equity.. $ 3,434,001   11,446,734    8,497,502   1,056,941
                         ============ ============ ============ ============

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                                March 31, 1997
                                  (unaudited)

(B) Continued


                                       Pro Forma Adjustments
                        --------------------------------------------------
                                                   Highland
                          Calumet      Sequoia       Park       Schaumburg
                           Square       Plaza      Dominicks    Dominicks
                        -----------  ------------ -----------  -----------
Assets
------
Net investment in
  properties........... $ 2,108,000    3,010,000   12,800,000   10,691,000
Accounts and rents
  receivable...........     176,750      123,968         -            -
                        ------------ ------------ ------------ -----------
Total assets........... $ 2,284,750    3,133,968   12,800,000   10,691,000
                        ============ ============ ============ ===========

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................ $   176,750      132,411         -            -
Security deposits......        -            -            -            -
                        ------------ ------------ ------------ -----------
Total liabilities......     176,750      132,411         -            -
                        ------------ ------------ ------------ -----------
Common Stock...........       2,451        3,490       14,884       12,431
Additional paid in capital
  (net of Offering
  Costs)............... $ 2,105,549    2,998,067   12,785,116   10,678,569
                        ------------ ------------ ------------ -----------
Total Stockholders'
  equity...............   2,108,000    3,001,557   12,800,000   10,691,000
                        ------------ ------------ ------------ -----------
Total liabilities and
  Stockholders' equity. $ 2,284,750    3,133,968   12,800,000   10,691,000
                        ============ ============ ============ ===========

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                                March 31, 1997
                                  (unaudited)

(B) Continued


                                         Pro Forma Adjustments
                        ----------------------------------------------------
                                                                  Total
                           River      Rivertree    Shorecrest   Pro Forma
                           Square       Court        Plaza     Adjustments
                        ------------ ------------ ------------ -------------
Assets
------
Net investment in
  properties........... $ 6,050,000   31,750,000    5,956,000    95,747,900
Accounts and rents
  receivable...........     198,200      410,033       22,633     1,983,862
                        ------------ ------------ ------------ -------------
Total assets........... $ 6,248,200   32,160,033    5,978,633    97,731,762
                        ============ ============ ============ =============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................ $   208,600      455,600       25,147     2,131,743
Security deposits......       -           47,795       23,567        85,612
Mortgage payable.......       -       15,700,000         -       15,700,000
                        ------------ ------------ ------------ -------------
Total liabilities......     208,600   16,203,395       48,714    17,917,355
                        ------------ ------------ ------------ -------------
Common Stock...........       7,023       18,554        6,895        92,807
Additional paid in capital
  (net of Offering
  Costs)...............   6,032,577   15,938,084    5,923,024    79,721,600
                        ------------ ------------ ------------ -------------
Total Stockholders'
  equity...............   6,039,600   15,956,638    5,929,919    79,814,407
                        ------------ ------------ ------------ -------------
Total liabilities and
  Stockholders' equity. $ 6,248,200   32,160,033    5,978,633    97,731,762
                        ============ ============ ============ =============

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                                March 31, 1997
                                  (unaudited)


    Acquisition of Properties:

    On April 11, 1997, the Company acquired Niles Shopping Center, Niles, Illinois from an unaffiliated third party for the purchase price of $3,280,000 on an all cash basis, funded from cash and cash equivalents.

    On May 6, 1997, the Company acquired Cobblers Mall, Elgin, Illinois from an unaffiliated third party for the purchase price of $10,953,000 on an all cash basis, funded from cash and cash equivalents.

    On May 6, 1997, the Company acquired Mallard Mall, Elk Grove Village, Illinois from an unaffiliated third party for the purchase price of $8,099,900 on an all cash basis, funded from cash and cash equivalents.

    On May 9, 1997, the Company acquired Ameritech Outlot, Joliet, Illinois from an unaffiliated third party for the purchase price of $1,050,000 on an all cash basis, funded from cash and cash equivalents.

    On May 30, 1997, the Company acquired Schaumburg Dominick's, Schaumburg, Illinois from an unaffiliated third party for the purchase price of $10,691,000 on an all cash basis, funded from cash and cash equivalents.

    On June 2, 1997, the Company acquired Calumet Square, Calumet, Illinois from an unaffiliated third party for the purchase price of $2,108,000 on an all cash basis, funded from cash and cash equivalents.

    On June 16, 1997, the Company acquired Sequoia Plaza, Milwaukee, Wisconsin from an unaffiliated third party for the purchase price of $3,010,000 on an all cash basis, funded from cash and cash equivalents.

    On June 16, 1997, the Company acquired Highland Park Dominick's, Highland Park, Illinois from an unaffiliated third party for the purchase price of $12,800,000 on an all cash basis, funded from cash and cash equivalents.

    On June 19, 1997, the Company acquired River Square, Naperville, Illinois from an unaffiliated third party for the purchase price of $6,050,000 on an all cash basis, funded from cash and cash equivalents.

    On July 17, 1997, the Company acquired Rivertree Court, Vernon Hills, Illinois from an unaffiliated third party for the purchase price of $31,750,000. As part of the acquisition, the Company assumed the existing first mortgage loan of $15,700,000. The mortgage requires interest only payments at a rate of 10.03% per annum until the maturity date of January 1, 1999. The balance of the purchase price was funded from cash and cash equivalents.

    On July 25, 1997, the Company acquired Shorecrest Plaza, Racine, Wisconsin from an unaffiliated third party for the purchase price of $5,956,000 on an all cash basis, funded from cash and cash equivalents.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                                March 31, 1997
                                  (unaudited)


(C) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(D) Additional Offering Proceeds of $92,807,000, net of additional Offering costs of $12,992,593 are reflected as received as of March 31, 1997, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                   For the three months ended March 31, 1997
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of the properties indicated in Note B of the Notes to the Pro Forma Statement of Operations as though they occurred on January 1, 1997. This unaudited Pro Forma Statement of Operations should be read in conjunction with the March 31, 1997 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the three months ended March 31, 1997, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                   For the three months ended March 31, 1997
                                 (unaudited)


                                Pro Forma Adjustments
                               -----------------------

                      1997        1997
                   Historical  Acquisitions   1997
                      (A)          (B)      Pro Forma
                   ----------- ----------- -----------

Rental income..... $3,603,584   2,562,162    6,165,746
Additional rental
  income..........  1,061,507     845,986    1,907,493
Interest
  income(C).......    156,436        -         156,436
Other income......     36,244        -          36,244
                   ----------- ----------- ------------
  Total income....  4,857,771   3,408,148    8,265,919
                   ----------- ----------- ------------
Professional services
  and general and
  administrative
  fees............     85,158        -          85,158
Advisor asset
  management fee.(F)  233,337     239,370      472,707
Property operating
  expenses........  1,859,461     995,527    2,854,988
Interest expense..  1,005,741     420,396    1,426,137
Depreciation (D)..    741,920     624,974    1,366,894
Amortization......     38,364        -          38,364
Acquisition costs
  expensed........      9,090        -           9,090
                   ----------- ----------- ------------
Total expenses....  3,973,071   2,280,267    6,253,338
                   ----------- ----------- ------------
  Net income...... $  884,700   1,127,881    2,012,581
                   =========== =========== ============

Weighted average
  common stock shares
  outstanding (E).  9,384,792               18,665,492
                   ===========             ============

Net income per weighted
  average common stock
  outstanding (E). $      .09                      .11
                   ===========             ============


            See accompanying notes to pro forma statement of operations.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                   For the three months ended March 31, 1997
                                  (unaudited)


(A) The  1997  Historical  column   represents   the  historical  statement  of
    operations of the Company for the three months ended March 31, 1997 (unaudited), as filed with the SEC on Form 10-Q.

(B) Total pro forma adjustments for the three months ended March 31, 1997 are as though the 1997 acquisitions of the following properties occurred on January 1, 1997 on an all cash basis except for Maple Park, Aurora Commons, Lincoln Park Place and Rivertree Court. Proforma adjustments for interest expense on these properties were based on the following terms.

    Maple Park Shopping Center

    The Company funded the purchase using (i) the proceeds of a short-term loan maturing April 7, 1997 in the amount of $8 million from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Short-Term Loan bears interest at a rate of 9.0% per annum and requires a loan fee of 1/4%.

    Aurora Commons Shopping Center

    As part of the acquisition of Aurora Commons Shopping Center, the Company assumed the existing mortgage loan, maturing December 31, 2001, with the balance funded with cash and cash equivalents. The loan bears interest at a rate of 9% per annum with monthly payments of principal and interest on the first day of each month.

    Lincoln Park Place Shopping Center

    The Company funded the purchase of Lincoln Park Place Shopping Center using the proceeds of a short-term loan maturing February 7, 1997 in the amount of $2,016,110 from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"). The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum.

    Rivertree Court

    As part of the acquisition of Rivertree Court, the Company assumed the existing first mortgage loan, maturing January 1, 1999, with a balance of $15,700,000. The loan requires interest only monthly payments at a rate of 10.03% per annum.

                                            Inland Real Estate Corporation
                                      Notes to Pro Forma Statement of Operations
                                                      (continued)
                                       For the three months ended March 31, 1997
                                                      (unaudited)

(B) Total pro forma adjustments for 1997 acquisitions are as though they were acquired January 1, 1997.
                                                          Niles
                    Maple Park    Aurora     Lincoln    Shopping     Cobblers    Mallard      Calumet     Ameritech
                      Place       Commons   Park Place   Center        Mall        Mall        Square     Outlot
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Rental income.....     39,736      82,740      14,159      98,780     255,790      267,028      78,398       27,576
Additional rental      27,576
  income..........      8,168      26,594       5,714      39,507     142,382      103,809      87,939        6,068
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Total income......     47,904     109,334      19,873     138,287     398,172      370,837     166,337       33,644
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Advisor asset
  management fee..       -           -           -           -           -            -           -            -
Property operating       -
  expenses........     10,039      30,055       6,352      43,952     153,892      121,290      91,467        7,309
Interest expense..       -           -           -           -           -            -           -            -
Depreciation......       -           -           -           -           -            -           -            -
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Total expenses....     10,039      30,055       6,352      43,952     153,892      121,290      91,467        7,309
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Net income (loss).     37,865      79,279      13,521      94,335     244,280      249,547      74,870       26,335
                   =========== =========== =========== =========== =========== ===========  ===========  ===========
                                                                                                            Total
                                            Highland                                                        1997
                    Schaumburg   Sequoia      Park        River     Rivertree   Shorecrest   Pro Forma   Acquisitions
                    Dominicks     Plaza     Dominicks     Square      Court        Plaza    Adjustments   Pro Forma
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Rental income.....    161,706      99,580     220,994     195,372     886,696      133,607         -       2,562,162
Additional rental
  income..........       -         36,786        -         86,058     271,800       31,161         -         845,986
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ ------------
Total income......    161,706     136,366     220,994     281,430   1,158,496      164,768         -       3,408,148
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ ------------
Advisor asset
  management fee..       -           -           -           -           -            -         239,370      239,370
Property operating
  expenses........      3,234      42,744       4,420      90,587     338,255       51,931         -         995,527
Interest expense..       -           -           -           -           -            -         420,396      420,396
Depreciation......       -           -           -           -           -            -         624,974      624,974
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ ------------
Total expenses....      3,234      42,744       4,420      90,587     338,255       51,931    1,284,740    2,280,267
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ ------------
Net income (loss).    158,472      93,622     216,574     190,843     820,241      112,837   (1,284,740)   1,127,881
                   =========== =========== =========== =========== =========== ============ ============ ============


                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                   For the three months ended March 31, 1997
                                  (unaudited)


(C) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(D) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(E) The pro forma weighted average common stock shares for the three months ended March 31, 1997 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(F) Advisor Asset Management Fees are calculated as 1% of the Average Invested Assets (as defined).

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1996
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of the properties indicated in Note B and Note C of the Notes to the Pro Forma Statement of Operations as though they occurred the earlier of January 1, 1996 or the date operations commenced. Grand and Hunt Club and the Quarry Outlot were constructed in 1996, and had not commenced significant operations prior to acquisition, therefore, no operations relating to these properties are presented on the unaudited Pro Forma Statement of Operations for December 31, 1996. This unaudited Pro Forma Statement of Operations should be read in conjunction with the December 31, 1996 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1996, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1996
                                 (unaudited)


                                Pro Forma Adjustments
                               ------------------------

                       1996       1996         1997
                   Historical  Acquisitions Acquisitions   1996
                      (A)          (B)          (C)      Pro Forma
                   ----------- ------------ ----------- -----------

Rental income..... $4,467,903   6,127,326   12,405,131   23,000,360
Additional rental
  income..........  1,336,809   3,198,250    3,801,917    8,336,976
Interest
  income(E).......    438,188        -            -         438,188
Other income......     84,834        -            -          84,834
                   ----------- -----------  ----------- ------------
  Total income....  6,327,734   9,325,576   16,207,048   31,860,358
                   ----------- -----------  ----------- ------------
Professional services
  and general and
  administrative
  fees............    183,559        -            -         183,559
Advisor asset
  management fee.(I)  238,108     708,222    1,246,100    2,192,430
Property operating
  expenses........  1,873,174   3,656,698    4,613,374   10,143,246
Interest expense..    597,485     949,958    3,359,143    4,906,586
Depreciation (F)..    939,144   1,448,017    3,174,761    5,561,922
Amortization (H)..     17,367      11,428        6,457       35,252
Acquisition costs
  expensed........     26,676        -            -          26,676
                   ----------- -----------  ----------- ------------
Total expenses....  3,875,513   6,774,323   12,399,835   23,049,671
                   ----------- -----------  ----------- ------------
  Net income...... $2,452,221   2,551,253    3,807,213    8,810,687
                   =========== ===========  =========== ============

Weighted average
  common stock shares
  outstanding (G).  4,494,620                            14,655,620
                   ===========                          ============

Net income per weighted
  average common stock
  outstanding (G). $      .55                                   .60
                   ===========                          ============


            See accompanying notes to pro forma statement of operations.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1996
                                  (unaudited)

(A) The  1996  Historical  column   represents   the  historical  statement  of
    operations of the Company for the year ended December 31, 1996, as filed with the SEC on Form 10-K.

(B) Total pro forma adjustments for the year ended December 31, 1996 are as though the 1996 acquisitions of the following properties occurred on January 1, 1996 on an all cash basis except for Regency Point, Hawthorn Village Commons, Crestwood and Lansing Square. Proforma adjustments for interest expense on these properties were based on the following terms.

    Regency Point

    In the purchase of Regency Point the Company assumed the existing first mortgage loan of $4,473,200, along with a related interest rate swap agreement. The first mortgage loan has a floating interest rate of 180 basis points over the 30-day LIBOR rate, which rate is adjusted monthly. The interest rate swap agreement, in conjunction with the first mortgage, provides for Bank One, Chicago, to receive from or pay to the Company the difference between 6.11% and the 30-day LIBOR rate, so that the first mortgage loan has an effective rate of 7.91% per annum. The pro forma adjustment for interest expense for 1996 was estimated using the described loan terms. The related interest rate swap agreement was terminated on April 18, 1996 resulting in $48,419 proceeds to the Company. The pro forma adjustment does not give effect to the termination of this agreement.

    Hawthorn Village Commons

    The Company funded the purchase of Hawthorn Village Commons using: (i) the proceeds of a short-term loan maturing August 23, 1996 in the amount of $2.9 million from Inland Mortgage Investment Corporation ("IMIC"), an Affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of eight percent per annum.

    Crestwood Plaza Shopping Center

    As part of the December 27, 1996 purchase of Crestwood Plaza, the Company assumed the existing first mortgage loan of $1,330,253.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)


    Lansing Square Shopping Center

    The Company funded the purchase using: (i) the proceeds of five long-term loans totaling $12,850,000 from LaSalle Bank of which approximately
    $8,000,000 was used to purchase this property and (ii) cash and cash equivalents. The Company paid a one point fee in connection with these long-term loans. The loans have a term of seven years and, prior to the maturity date, require payments of interest only, at 7.6%, fixed for five years with the remaining two years at prime plus 1/2%.


    Total pro forma adjustments for 1996 acquisitions are as though they were acquired the earlier of January 1, 1996 or date that operations commenced (related to Zany Brainy).


                    Mundelein    Regency    Prospect   Montgomery-    Zany
                      Plaza       Point     Heights       Sears      Brainy
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  163,381     139,271      89,105     163,700     137,489
Additional rental
  income..........     32,975      16,034      83,593      57,012      24,144
                   ----------- ----------- ----------- ----------- -----------
Total income......    196,356     155,305     172,698     220,712     161,633
                   ----------- ----------- ----------- ----------- -----------
Property operating
  expenses........     53,986      19,046      91,364      66,944      30,331
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     53,986      19,046      91,364      66,944      30,331
                   ----------- ----------- ----------- ----------- -----------
Net income........ $  142,370     136,259      81,334     153,768     131,302
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)


                                 Hawthorn
                      Salem      Village       Six        Spring
                      Square     Commons     Corners       Hill     Crestwood
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  422,146     548,667     790,888     948,906     203,007
Additional rental
  income..........    260,832     270,570     517,804     234,837      69,315
                   ----------- ----------- ----------- ----------- -----------
Total income......    682,978     819,237   1,308,692   1,183,743     272,322
                   ----------- ----------- ----------- ----------- -----------
Property operating
  expenses........    270,756     293,132     640,772     300,842      78,450
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    270,756     293,132     640,772     300,842      78,450
                   ----------- ----------- ----------- ----------- -----------
Net income........ $  412,222     526,105     667,920     882,901     193,872
                   =========== =========== =========== =========== ===========


                                                                     Total
                                                                      1996
                      Park       Lansing      Park      Pro Forma  Acquisitions
                   St. Claire    Square       Ridge    Adjustments   Pro Forma
                   ----------- ----------- ----------- ----------- ------------
Rental income..... $  178,596   2,001,855     340,315        -      6,127,326
Additional rental
  income..........     62,194   1,332,149     236,791        -      3,198,250
                   ----------- ----------- ----------- ----------- -----------
Total income......    240,790   3,334,004     577,106        -      9,325,576
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..       -           -           -        708,222     708,222
Property operating
  expenses........    103,386   1,507,941     299,748        -      3,656,698
Interest Expense..       -           -           -        949,958     949,958
Depreciation......       -           -           -      1,448,017   1,448,017
Amortization......       -           -           -         11,428      11,428
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    103,386   1,507,941     299,748   3,117,625   6,774,323
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  137,404   1,826,063     277,358  (3,117,625)  2,551,253
                   =========== =========== =========== =========== ===========

                                               Inland Real Estate Corporation
                                         Notes to Pro Forma Statement of Operations
                                                         (continued)
                                            For the year ended December 31, 1996
                                                         (unaudited)

(C) Total pro forma adjustments for 1997 acquisitions are as though  they were acquired the earlier of January 1, 1996 or the date operations commenced.
                                                          Niles
                    Maple Park    Aurora     Lincoln    Shopping     Cobblers    Mallard     Calumet     Ameritech
                      Place       Commons   Park Place   Center        Mall        Mall       Square      Outlot
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------  -----------
Rental income.....  1,844,314   1,341,448     228,218     375,349   1,014,342     992,972     222,072      106,283
Additional rental
  income..........    405,864     534,247     111,997     104,619     376,560     412,024     179,854       18,265
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------  -----------
Total income......  2,250,178   1,875,695     340,215     479,968   1,390,902   1,404,996     401,926      124,548
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------  -----------
Advisor asset
  management fee..    152,621     115,000      21,000      32,800     109,530      80,999      21,080       10,500
Property operating
  expenses........    444,390     632,131     130,176     141,974     548,023     420,090     214,748       18,500
Interest expense..    720,000     882,983     181,450        -           -           -           -            -
Depreciation......    404,905     334,573      42,260      81,600     273,825     202,498      52,700       26,250
Amortization......      2,857        -          3,600        -           -           -           -            -
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------  -----------
Total expenses....  1,724,773   1,964,687     378,486     256,374     931,378     703,587     228,528       55,250
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------  -----------
Net income (loss).    525,405     (88,992)    (38,271)    223,594     459,524     701,409     113,398       69,298
                   =========== =========== =========== =========== =========== =========== ===========  ===========
                                                                                              Total
                                            Highland                                          1997
                    Schaumburg   Sequoia      Park        River     Rivertree   Shorecrest Acquisitions
                    Dominicks     Plaza     Dominicks    Square       Court       Plaza     Pro Forma
                   ----------- ----------- ----------- ----------- ----------- ----------- ------------
Rental income.....    646,825     361,986     883,976     619,034   3,233,884     534,428  12,405,131
Additional rental
  income..........       -        135,404        -        253,031   1,149,307     120,745   3,801,917
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total income......    646,825     497,390     883,976     872,065   4,383,191     655,173  16,207,048
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..    106,910      30,100     128,000      60,500     317,500      59,560   1,246,100
Property operating
  expenses........     12,937     164,126      17,680     362,348   1,304,258     201,993   4,613,374
Interest expense..       -           -           -           -      1,574,710        -      3,359,143
Depreciation......    267,000      75,250     320,000     151,250     793,750     148,900   3,174,761
Amortization......       -           -           -           -           -           -          6,457
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total expenses....    386,847     269,476     465,680     574,098   3,990,218     410,453  12,399,835
                   ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net income (loss).    259,978     227,914     418,296     297,967     392,973     244,720   3,807,213
                   =========== =========== =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)


    Acquisition of Maple Park Shopping Center, Bolingbrook, Illinois

    The Company funded the purchase using (i) the proceeds of a short-term loan maturing April 7, 1997 in the amount of $8 million from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Short-Term Loan bears interest at a rate of 9.0% per annum and requires a loan fee of 1/4%.

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                               Maple Park Place
                                       -------------------------------------
                                           *As       Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
    Rental income....................  $1,844,314         -       1,844,314
    Additional rental income.........     405,864         -         405,864
                                       -----------  -----------  -----------
    Total income.....................   2,250,178         -       2,250,178
                                       -----------  -----------  -----------
    Advisor asset management fee.....        -         152,621      152,621
    Property operating expenses......     444,390         -         444,390
    Interest expense.................        -         720,000      720,000
    Depreciation.....................        -         404,905      404,905
    Amortization.....................        -           2,857        2,857
                                       -----------  -----------  -----------
    Total expenses...................     444,390    1,280,383    1,724,773
                                       -----------  -----------  -----------
    Net income (loss)................  $1,807,788   (1,280,383)     525,405
                                       ===========  ===========  ===========


    Acquisition of Aurora Commons Shopping Center, Aurora, Illinois

    As part of the acquisition of Aurora Commons Shopping Center, the Company assumed the existing mortgage loan, maturing December 31, 2001, with the balance funded with cash and cash equivalents. The loan bears interest at a rate of 9% per annum with monthly payments of principal and interest on the first day of each month.

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                                 Aurora Commons
                                       -------------------------------------
                                           *As       Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
    Rental income....................  $1,314,448         -       1,341,448
    Additional rental income.........     534,247         -         534,247
                                       -----------  -----------  -----------
    Total income.....................   1,875,695         -       1,875,695
                                       -----------  -----------  -----------
    Advisor asset management fee.....        -         115,000      115,000
    Property operating expenses......     659,205      (27,074)     632,131
    Interest expense.................        -         882,983      882,983
    Depreciation.....................        -         334,573      334,573
                                       -----------  -----------  -----------
    Total expenses...................     659,205    1,193,482    1,964,687
                                       -----------  -----------  -----------
    Net income (loss)................  $1,216,490   (1,193,482)     (88,992)
                                       ===========  ===========  ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)

    Acquisition of Lincoln Park Place Shopping Center, Chicago, Illinois

    The Company funded the purchase of Lincoln Park Place Shopping Center using the proceeds of a short-term loan maturing February 7, 1997 in the amount of $2,016,110 from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"). The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum.

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                               Lincoln Park Place
                                       -------------------------------------
                                           *As       Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
    Rental income....................  $  228,218         -         228,218
    Additional rental income.........     111,997         -         111,997
                                       -----------  -----------  -----------
    Total income.....................     340,215         -         340,215
                                       -----------  -----------  -----------
    Advisor asset management fee.....        -          21,000       21,000
    Property operating expenses......     130,176         -         130,176
    Interest expense.................        -         181,450      181,450
    Depreciation.....................        -          42,260       42,260
    Amortization.....................        -           3,600        3,600
                                       -----------  -----------  -----------
    Total expenses...................     130,176      248,310      378,486
                                       -----------  -----------  -----------
    Net income (loss)................  $  210,039     (248,310)     (38,271)
                                       ===========  ===========  ===========


    Acquisition of Niles Shopping Center, Niles, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                               Niles Shopping Center
                                       -------------------------------------
                                           *As       Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
    Rental income....................  $  375,349         -         375,349
    Additional rental income.........     104,619         -         104,619
                                       -----------  -----------  -----------
    Total income.....................     479,968         -         479,968
                                       -----------  -----------  -----------
    Advisor asset management fee.....        -          32,800       32,800
    Property operating expenses......     141,974         -         141,974
    Depreciation.....................        -          81,600       81,600
                                       -----------  -----------  -----------
    Total expenses...................     141,974      114,400      256,374
                                       -----------  -----------  -----------
    Net income (loss)................  $  337,995     (114,400)     223,594
                                       ===========  ===========  ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)

    Acquisition of Cobblers Mall, Elgin, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                                  Cobblers Mall
                                       -------------------------------------
                                           *As       Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
    Rental income....................  $1,014,342         -       1,014,342
    Additional rental income.........     376,560         -         376,560
                                       -----------  -----------  -----------
    Total income.....................   1,390,902         -       1,390,902
                                       -----------  -----------  -----------
    Advisor asset
      management fee.................        -         109,530      109,530
    Property operating
      expenses.......................     548,023         -         548,023
    Depreciation.....................        -         273,825      273,825
                                       -----------  -----------  -----------
    Total expenses...................     548,023      383,355      931,378
                                       -----------  -----------  -----------
    Net income (loss)................  $  842,879     (383,355)     459,524
                                       ===========  ===========  ===========


    Acquisition of Mallard Mall, Elk Grove Village, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                                  Mallard Mall
                                       -------------------------------------
                                           *As       Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
    Rental income....................  $  992,972         -         992,972
    Additional rental income.........     412,024         -         412,024
                                       -----------  -----------  -----------
    Total income.....................   1,404,996        -        1,404,996
                                       -----------  -----------  -----------
    Advisor asset
      management fee.................        -          80,999       80,999
    Property operating
      expenses.......................     420,090         -         420,090
    Depreciation.....................        -         202,498      202,498
                                       -----------  -----------  -----------
    Total expenses...................     420,090      283,497      703,587
                                       -----------  -----------  -----------
    Net income (loss)................  $  984,906     (283,497)     701,409
                                       ===========  ===========  ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)

    Acquisition of Calumet Square Shopping Center, Calumet City, Illinois

    This pro forma adjustment reflects the purchase of Calumet Square as if the Company had acquired the property as of January 1, 1996 and is based on information provided by the Seller.

                                         Calumet Square
                               -------------------------------------
                                Year ended
                               December 31, Pro Forma
                                  1996     Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  222,072        -        222,072
    Additional rental income..    179,854        -        179,854
                               ----------- ----------- -----------
    Total income..............    401,926        -        401,926
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         21,080      21,080
    Property operating
      expenses................    214,748        -        214,748
    Depreciation..............       -         52,700      52,700
                               ----------- ----------- -----------
    Total expenses............    214,748      73,780     288,528
                               ----------- ----------- -----------
    Net income (loss)......... $  187,178     (73,780)    113,398
                               =========== =========== ===========


    Acquisition of Ameritech Outlot, Joliet, Illinois

    This pro forma adjustment reflects the purchase of Ameritech as if the Company had acquired the property as of January 1, 1996 and is based on information provided by the Seller.

                                         Ameritech Outlot
                               -------------------------------------
                                Year ended
                               December 31, Pro Forma
                                  1996     Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  106,283        -        106,283
    Additional rental income..     18,265        -         18,265
                               ----------- ----------- -----------
    Total income..............    124,548        -        124,548
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         10,500      10,500
    Property operating
      expenses................     18,500        -         18,500
    Depreciation..............       -         26,250      26,250
                               ----------- ----------- -----------
    Total expenses............     18,500      36,750      55,250
                               ----------- ----------- -----------
    Net income (loss)......... $  106,048     (36,750)     69,298
                               =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)

    Acquisition of Dominicks, Schaumburg, Illinois

    This pro forma adjustment reflects the purchase of Schaumburg Dominicks as if the Company had acquired the property as of June 1, 1996, the date operations commenced and is based on information provided by the Seller.

                                        Schaumburg Dominicks
                               -------------------------------------
                                Year ended
                               December 31, Pro Forma
                                  1996     Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  646,825        -        646,825
    Additional rental income..       -           -           -
                               ----------- ----------- -----------
    Total income..............    646,825        -        646,825
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -        106,910     106,910
    Property operating
      expenses................     12,937        -         12,937
    Depreciation..............       -        267,000     267,000
                               ----------- ----------- -----------
    Total expenses............     12,937     373,910     386,847
                               ----------- ----------- -----------
    Net income (loss)......... $  633,888    (373,910)    259,978
                               =========== =========== ===========


    Acquisition of Sequoia Plaza, Milwaukee, Wisconsin

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                          Sequoia Plaza
                               -------------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  361,986        -        361,986
    Additional rental income..    135,404        -        135,404
                               ----------- ----------- -----------
    Total income..............    497,390       -         497,390
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         30,100      30,100
    Property operating
      expenses................    164,126        -        164,126
    Depreciation..............       -         75,250      75,250
                               ----------- ----------- -----------
    Total expenses............    164,126     105,350     269,476
                               ----------- ----------- -----------
    Net income (loss)......... $  333,264    (105,350)    227,914
                               =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)

    Acquisition of Dominicks, Highland Park, Illinois

    This pro forma adjustment reflects the purchase of Highland Park Dominicks as if the Company had acquired the property as of May 1, 1996, the date operations commenced and is based on information provided by the Seller.

                                     Highland Park Dominicks
                               -------------------------------------
                                Year ended
                               December 31, Pro Forma
                                  1996     Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  883,976        -        883,976
    Additional rental income..       -           -           -
                               ----------- ----------- -----------
    Total income..............    883,976        -        883,976
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -        128,000     128,000
    Property operating
      expenses................     17,680        -         17,680
    Depreciation..............       -        320,000     320,000
                               ----------- ----------- -----------
    Total expenses............     17,680     448,000     465,680
                               ----------- ----------- -----------
    Net income (loss)......... $  866,296    (448,000)    418,296
                               =========== =========== ===========


    Acquisition of River Square, Naperville, Illinois

    This pro forma adjustment reflects the purchase of Highland Park Dominicks as if the Company had acquired the property as of May 1, 1996, the date operations commenced and is based on information provided by the Seller.

                                        River Square
                               -----------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  619,034        -        619,034
    Additional rental income..    253,031        -        253,031
                               ----------- ----------- -----------
    Total income..............    872,065        -        872,065
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         60,500      60,500
    Property operating
      expenses................    362,348        -        362,348
    Depreciation..............       -        151,250     151,250
                               ----------- ----------- -----------
    Total expenses............    362,348     211,750     574,098
                               ----------- ----------- -----------
    Net income (loss)......... $  509,717    (211,750)    297,967
                               =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)

    Acquisition of Rivertree Court, Vernon Hills, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1996 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        Rivertree Court
                               -------------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $3,233,884        -      3,233,884
    Additional rental income..  1,149,307        -      1,149,307
                               ----------- ----------- -----------
    Total income..............  4,383,191        -      4,383,191
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -        317,500     317,500
    Property operating
      expenses................  1,207,912      96,346   1,304,258
    Interest expense..........       -      1,574,710   1,574,710
    Depreciation..............       -        793,750     793,750
                               ----------- ----------- -----------
    Total expenses............  1,207,912   2,782,306   3,990,218
                               ----------- ----------- -----------
    Net income (loss)......... $3,175,279  (2,782,306)    392,973
                               =========== =========== ===========


    Acquisition of Shorecrest Plaza, Racine, Wisconsin

    This pro forma adjustment reflects the purchase of Shorecrest Plaza as if the Company had acquired the property as of January 1, 1996, and is based on information provided by the Seller.


                                          Sequoia Plaza
                               -------------------------------------
                                Year ended
                               December 31, Pro Forma
                                  1996     Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  534,428        -        534,428
    Additional rental income..    120,745        -        120,745
                               ----------- ----------- -----------
    Total income..............    655,173       -         655,173
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         59,560      59,560
    Property operating
      expenses................    201,993        -        201,993
    Depreciation..............       -        148,900     148,900
                               ----------- ----------- -----------
    Total expenses............    201,993     208,460     410,453
                               ----------- ----------- -----------
    Net income (loss)......... $  453,180    (208,460)    244,720
                               =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1996
                                  (unaudited)


(E) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(F) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(G) The pro forma weighted average common stock shares for the year ended December 31, 1996 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(H) Loan fees are amortized over the term of the related loan.

(I) Advisor Asset Management Fees are calculated as 1% of the Average Invested Assets (as defined).